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             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549
                       ------------


                         FORM 8-K
                      CURRENT REPORT


            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 26, 1999


       Harman International Industries, Incorporated
       ---------------------------------------------
  (Exact name of registrant as specified in its charter)


                       Delaware
       ----------------------------------------------
       (State or other jurisdiction of incorporation)


         1-9764                          11-2534306
------------------------      ---------------------------------
(Commission File Number)      (IRS Employer Identification No.)


1101 Pennsylvania Avenue, N.W., Ste. 1010, Washington, D.C.  20004
------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (202) 393-1101

                      Not Applicable
 --------------------------------------------------------------
 (Former name or former address, if changed since last report)















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Item 5.  Other Events

On September 9, 1999, Harman International Industries, Incorporated ("Harman") issued a press release reporting the completion of the repurchase of Harman common stock totaling 1.5 million shares and the approval by Harman's Board of Directors of additional common stock repurchases totaling 1.0 million shares. The press release is filed as an exhibit to this Current Report on Form 8-K.


Item 7c.  Exhibits

Exhibit	                           Description

 20.2               Press release announcing completion of repurchases of
                    1.5 million shares of common stock and authorization of additional repurchases totaling 1.0 million shares.

















Note: Except for historical information contained herein, the matters discussed are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to the effect of economic conditions, product demand, labor disputes, currency exchange rates, competitive products and other risks detailed in the Company's other Securities and Exchange Commission filings.












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                              Signatures
                              ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HARMAN INTERNATIONAL
                                            INDUSTRIES, INCORPORATED


                                   By:  /s/ Frank Meredith
                                       ---------------------------
                                           Frank Meredith
                                           Vice President of Finance and
                                           Administration and Chief
                                           Financial Officer




Date:  September 9, 1999























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                          EXHIBIT INDEX
                          -------------


Exhibit No.               Description                       Page
-----------               -----------                       ----

   20.2                   Press Release                       5










































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